EXHIBIT 13. 2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TDK Corporation (“TDK”) on Form 20-F for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Seiji Enami, Chief Financial Officer of TDK, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TDK.

/s/ Seiji Enami
Seiji Enami
Corporate Officer, General Manager of Finance and Accounting Department and Chief Financial Officer

Date: August 10, 2004